SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 10, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2003, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-BC1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-92140	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                               None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2003-BC1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $212,405,000 aggregate principal amount of Class A, Class M1, Class M2, Class B1 and Class B2 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-BC1 on February 10, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 28, 2002, as supplemented by the Prospectus Supplement dated February 6, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of January 1, 2003, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and JPMorgan Chase Bank, as Trustee.  The “Certificates” consist of the following classes: Class A, Class M1, Class M2, Class B1, Class B2, Class D, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $222,997,907.07 as of January 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated February 6, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1

Trust Agreement, dated as of January 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and JPMorgan Chase Bank, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2003, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Interim Reconstituted Servicing Agreement, dated as of January 1, 2003, among Lehman Brothers Bank, FSB, as Seller, Aurora Loan Services Inc., as Master Servicer and Household Finance Corporation, as Servicer

99.3

Securitization Servicing Agreement, dated as of January 1, 2003, among Lehman Brothers Bank, FSB, as Seller, Aurora Loan Services Inc., as Master Servicer and Fairbanks Capital Corp., as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/ Ellen V. Kiernan

       Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated:   February 10, 2003

EXHIBIT INDEX

Exhibit No.                                            Description                                                 Page No.

1.1

Terms Agreement, dated February 6, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1

Trust Agreement, dated as of January 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and JPMorgan Chase Bank, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2003, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Interim Reconstituted Servicing Agreement, dated as of January 1, 2003, among Lehman Brothers Bank, FSB, as Seller, Aurora Loan Services Inc., as Master Servicer and Household Finance Corporation, as Servicer.

99.3

Securitization Servicing Agreement, dated as of January 1, 2003, among Lehman Brothers Bank, FSB, as Seller, Aurora Loan Services Inc., as Master Servicer and Fairbanks Capital Corp., as Servicer.